Exhibit (n)(19)

AMENDED AND RESTATED

APPENDIX A

TO THE IVY FUNDS RULE 18F-3 MULTI-CLASS PLAN

This Amended and Restated Appendix A, as amended September 1, 2017 (“Appendix A”), to the Ivy Funds Fund Rule 18F-3 Multi-Class Plan Agreement dated November 13, 2008 (the “Agreement”) is effective as of September 1, 2017, and supersedes any prior Appendix A to the Agreement.

Fund Series	Share Class

Ivy Advantus Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Advantus Real Estate Securities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Apollo Multi-Asset Income Fund	Class A
Class C
Class I
Class N
Class Y

Ivy Apollo Strategic Income Fund	Class A
Class C
Class I
Class N
Class Y

Ivy Asset Strategy Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Balanced Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy California Municipal High Income Fund	Class A
Class C
Class I
Class Y

Ivy Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Crossover Credit Fund	Class A
Class E
Class I
Class N
Class R
Class Y

Ivy Cundill Global Value Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Dividend Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Emerging Markets Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Energy Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy European Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Global Bond Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Global Equity Income Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Global Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Global Income Allocation Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Government Money Market Fund	Class A
Class B
Class C
Class E
Class N

Ivy Government Securities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy High Income Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy IG International Small Cap Fund	Class A
Class C
Class I
Class N
Class Y

Ivy International Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Large Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy LaSalle Global Real Estate Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy LaSalle Global Risk-Managed Real Estate Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Limited-Term Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Managed International Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Micro Cap Growth Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Mid Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Mid Cap Income Opportunities Fund	Class A
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Municipal Bond Fund	Class A
Class B
Class C
Class I
Class N
Class Y

Ivy Municipal High Income Fund	Class A
Class B
Class C
Class I
Class N
Class Y

Ivy Natural Resources Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Pictet Emerging Markets Local Currency Debt Fund	Class A
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Pictet Targeted Return Bond Fund	Class A
Class C
Class I
Class N
Class Y

Ivy PineBridge High Yield Fund	Class A
Class I
Class N
Class R

Ivy ProShares Interest Rate Hedged High Yield Index Fund	Class A
Class E
Class I
Class N
Class R

Ivy ProShares MSCI ACWI Index Fund	Class A
Class E
Class I
Class N
Class R

Ivy ProShares Russell 2000 Dividend Growers Index Fund	Class A
Class E
Class I
Class N
Class R

Ivy ProShares S&P 500 Bond Index Fund	Class A
Class E
Class I
Class N
Class R

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Class A
Class E
Class I
Class N
Class R

Ivy Science and Technology Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Small Cap Core Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Small Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Tax-Managed Equity Fund	Class A
Class B
Class C
Class I
Class N
Class Y

Ivy Value Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y